Exhibit 99.1

                              JACK IN THE BOX INC.
                             RESTRICTED STOCK AWARD
                       UNDER THE 2004 STOCK INCENTIVE PLAN

         THIS AGREEMENT is made as of _____________, 20__ between Jack in the Box Inc., a Delaware corporation (the "Company"), and (FULL NAME) (the "Awardee").

                                    RECITALS

         The Compensation Committee (the "Committee") of the Board of Directors of the Company which administers the Company's 2004 Stock Incentive Plan (the "Plan"), has granted to the Awardee as of the date of this Agreement, this award of Restricted Stock, on the terms and conditions set forth herein.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

         1. RESTRICTED STOCK AWARD. The Company hereby issues, and the Awardee hereby acquires, subject to the terms and conditions set forth herein, (NUMBER OF SHARES) (the "Award") of shares of Common Stock of the Company, par value $0.01 per share ("Common Stock").

         2. VESTING. All shares subject to the Award shall initially be unvested. Except as may be provided in the sole and absolute discretion of the Company, or as provided in Section 13 (Terminating Transactions) of this Agreement, shares of Common Stock issued under this Award shall become vested as follows:
                One third of the shares subject to the Award on _______________ One third of the shares subject to the Award on _______________ One third of the shares subject to the Award on _______________
Vesting shall be contingent on the Awardee's continued employment with the Company or its parent or a subsidiary on the vesting date. Upon the Awardee's termination of employment, that portion of the Award which shall be considered vested as of such termination date, shall be determined in accordance with
Section 5 of this Agreement. Unless otherwise determined by the Board, no additional shares shall become vested following the Awardee's termination of employment. That are not vested ("Unvested Shares") shall be subject to the reacquisition rights set forth in Section 6.

         3. CONSIDERATION. The Award has been granted in consideration of the Awardee's acceptance of employment with the Company, continued employment with the Company and acceptance by the Awardee of the terms and conditions set forth herein and in the Plan.

         4. CERTIFICATE REGISTRATION. The certificate for the shares of Common Stock underlying this Award shall be registered in the name of the Awardee (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

         5. TERMINATION OF EMPLOYMENT.

                  (a) Termination for Cause. If the Awardee is terminated for cause (as determined by the Company's Board of Directors (the "Board") in its sole discretion) prior to any vesting date, then all of the unvested shares of Common Stock underlying this Award will be automatically forfeited by the Awardee concurrently with such termination of employment, unless otherwise determined by the Board of Directors.

                  (b) Involuntary Termination or Voluntary Termination. If the Awardee ceases to be employed by the Company, its parent or a subsidiary because of Awardee's involuntary termination (other than for cause as described above) or voluntary termination, before the Awardee is eligible to retire under a Company sponsored retirement plan, then any unvested portion of the Award will be automatically forfeited by the Awardee concurrently with such termination of employment, unless otherwise determined by the Board.

                  (c) Retirement. If Awardee is eligible to retire under a Company sponsored retirement plan and ceases to be employed by the Company, its parent or a subsidiary for any reason other than (a) termination for cause, as determined by the Board of Directors, or, (b) the Awardee's Death or Total and Permanent Disability (as defined below), then at the time that Awardee ceases to be an employee, this Award shall be deemed vested only as to those shares, if any, (A) with respect to which the Awardee has vested as of the date of such cessation of employment and (B) for each twelve full months during which Awardee was in the employ of the Company or a subsidiary an additional 5% of the shares awarded, (total awarded shares not to exceed original grant amount), of this Award. It shall be the responsibility of the Awardee to notify the Company of any changes in address.

                  (d) Disability. If Awardee shall suffer Total and Permanent Disability while in the employment of the Company, its parent or a subsidiary, then this Award will become 100% vested on such date the Awardee terminates employment on account of such Total and Permanent Disability. As used in this Agreement "Total and Permanent Disability" is defined as the inability to perform the duties of your occupation, or any occupation for which you are qualified or may reasonably become qualified by education, training or experience, because of an illness or injury unavoidable cause for a period of at least six (6) months, provided the inability is determined or expected to be permanent by a physician selected by the Company.

                  (e) Death. If Awardee dies while in the employment of the Company, its parent or a subsidiary, and the Awardee had not been determined to have suffered Total and Permanent Disability within ninety (90) days of such Awardee's death, then this Award will become 100% vested on the date the Awardee terminates employment on account of death. The Award shall be considered transferred to the person or persons (the "Heir") to whom Awardee's rights under the Award passed by will or by the applicable laws of descent and distribution, as to all shares of Common Stock granted under this Award. It shall be the responsibility of the Heir to notify the Company of any changes in address.

         6. COMPANY REACQUISITION RIGHT. In the event that (a) the Awardee's employment terminates for any reason or no reason, with or without cause, or (b) the Awardee, the Awardee's legal representative, or other holder of the shares of Common Stock subject to this Award, attempts to sell, exchange, transfer, pledge, or otherwise dispose of any Unvested Shares, the Company shall automatically reacquire the Unvested Shares, and the Awardee shall not be entitled to any payment therefor (the "Company Reacquisition Right").

                  To ensure that shares subject to the Company Reacquisition Right will be available for reacquisition, the Awardee agrees to deliver to and deposit with an escrow agent designated by the Company the certificate evidencing the shares, together with an Assignment Separate from Certificate with respect to such certificate duly endorsed (with date and number of shares blank) in the form attached to this Agreement, to be held by the agent under the terms and conditions of the Joint Escrow Instructions in the form attached to this Agreement (the "Escrow"). The Company shall bear the expenses of the Escrow.

                  As soon as practicable after the expiration of the Company's Reacquisition Right, but not more frequently than twice each calendar year, the Company shall give to the escrow agent a written notice directing the escrow agent to deliver such shares to the Awardee. As soon as practicable after receipt of such notice, the escrow agent shall deliver to the Awardee the shares specified in such notice, and the Escrow shall terminate with respect to such shares.


         7. TAXES AND WITHHOLDING. At the time this Agreement is executed, or at any time as requested by the Company, the Awardee hereby authorizes withholding from any amounts payable to the Awardee, including specifically any payroll check, and otherwise agrees to make adequate provision for, any sums required to satisfy the income taxes, FICA, state disability insurance or other similar payroll and withholding taxes arising from the receipt of shares of Common Stock subject to this Award, including without limitation, obligations arising upon the (a) transfer of shares of Common Stock to the Awardee, (b) the vesting of any shares subject to this Award, or (c) the filing of an election to recognize tax liability. The Company shall have no obligation to deliver the shares until the tax withholding obligations of the Company have been satisfied by the Awardee.

                  If, the Company determines that it is required to withhold taxes on account of any present or future tax required as a result of this Award, the Company may also require the Awardee to pay the amount of such tax by a cashier's or certified bank check, or, at the sole discretion of the Company, by either (a) personal check, payable to the order of Jack in the Box Inc., in advance of and as a condition to the delivery of the shares of Common Stock, or
(b) to deduct from the shares of Common Stock to be distributed that number of whole shares of Common Stock having a fair market value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such distribution.

                  The Awardee understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the shares, if anything, and the Fair Market Value of the shares as of the date on which the shares are "substantially vested," within the meaning of Section 83. In this context, "substantially vested" means that the right of the Company to reacquire the shares pursuant to the Company Reacquisition Right has lapsed. The Awardee understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the shares. The Awardee understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the Fair Market Value of the shares at the time such restrictions lapse. The Awardee further understands, however, that if shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Awardee for the forfeited shares over the amount realized (if any) upon their forfeiture. If the Awardee has paid nothing for the forfeited shares and has received no payment upon their forfeiture, the Awardee understands that he or she will be unable to recognize any loss on the forfeiture of the shares even though the Awardee incurred a tax liability by making an election under Section 83(b).

                  The Awardee understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Awardee. The Awardee acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Awardee of the acquisition of shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE AWARDEE WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE AWARDEE ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE AWARDEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE AWARDEE'S SOLE RESPONSIBILITY, EVEN IF THE AWARDEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

                  The Awardee will notify the Company in writing if the Awardee files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Awardee evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Awardee in the absence of such an election.


         8. LEGALITY. The Company is not required to issue any shares of Common Stock subject to this Award until all applicable requirements of the Securities and Exchange Commission (the "SEC"), the California Department of Corporations or other regulatory agencies having jurisdiction with respect to such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully complied with.

                  If the shares of Common Stock subject to this Award are being distributed subject to restrictions or if the rules and interpretations of the SEC so require, such shares may be issued only if Awardee represents and warrants in writing to the Company that the shares are being acquired for investment and not with a view to the distribution thereof, and any certificates issued upon distribution of the shares shall bear appropriate legends setting forth the restrictions on transfer of such shares. Such legends may not be removed until the Company so requests, based on the opinion of the Company's Counsel that the restrictions are no longer applicable.

         9. ADJUSTMENTS IN STOCK. Subject to the provisions of the Plan, if the outstanding shares of the Company of the class subject to this Award are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like, appropriate adjustments, to be conclusively determined by the Committee, shall be made in the number and/or type of shares or securities subject to this Award consistent with any and all changes stipulated above, any fractional shares resulting from adjustments will be settled in cash.

         10. NONTRANSFERABILITY OF AWARD. This Award is not transferable otherwise than by will or the laws of descent and distribution. This Award shall not be otherwise transferred, assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer this Award otherwise than by will or the laws of descent and distribution or to assign, pledge, hypothecate or otherwise dispose of this Award, or upon the levy of any execution, attachment or similar process upon this Award, this Award shall immediately terminate and become null and void.

         11. TERMINATING TRANSACTIONS. Upon the dissolution or liquidation of the Company prior to the shares of Common Stock subject to this Award becoming 100% vested this Award shall terminate. Upon the occurrence of any (i) merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose shareholders did not own all or substantially all of the Company's Common Stock immediately prior to such transaction), (ii) sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary), or (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (collectively a "Terminating Transaction"), this Award shall terminate unless provision be made in writing in connection with such transaction for the assumption of the Award or the substitution for the Award of a new Award covering the shares of Common Stock of a successor employer corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to the number and kind of shares and prices, in which event this Award shall continue in the manner and under the terms so provided. If this Award shall terminate pursuant to the foregoing sentences, the shares subject to the Award shall be considered 100% vested at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate.

         12. NOTICES. All notices or other communications under this Agreement shall be given in writing and shall be deemed duly given and received on the third full business day following the day of the mailing thereof by registered or certified mail, return receipt requested, or when delivered personally as follows:

                  (a) If to the Company, at its principal executive offices at the time of the giving of such notice, or at such other place as the Company shall have designated by notice as herein provided to each of the Awardees;

                  (b) If to Awardee, at the address as it appears below Awardee's signature to this Agreement, or at such other place as Awardee shall have designated by notice as herein provided to the Company; and

                  (c) If to any other holder, at such holder's last address appearing in the Company's records.


         13. PLAN CONTROLS. The Award and all terms and conditions set forth in this Agreement are subject in all respects to the terms and conditions of the Plan as may be amended from time to time, (but no amendment shall adversely affect the Awardee's rights under this Award) and any rules and regulations promulgated by the Committee, which shall be controlling. All constructions, interpretations, rule determinations or other actions taken by the Committee shall be final, binding and conclusive on all interested parties, including the Company and its subsidiaries and all former, present and future employees of the Company or its subsidiaries.

         14. RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in this Agreement shall confer upon the Awardee any right to continue in the employment of the Company or any of its subsidiaries or interfere in any way with any right of the Company to terminate the Awardee's employment at any time.

         15. RIGHTS AS A SHAREHOLDER. The Awardee shall have no rights as a stockholder with respect to the shares of Common Stock subject to the Award until the date of the issuance of a certificate for such shares of Common Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

         16. ARBITRATION. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan and this Agreement and any other disputes or claims relating to or arising out of the Plan and this Agreement shall be fully, finally and exclusively resolved by binding arbitration conducted in San Diego, California, by either (i) the American Arbitration Association in accordance with its rules and procedures, or (ii) by any party mutually agreed upon by the Committee and the claimant. By accepting an Award, the Awardee and the Company waive their respective rights to have any disputes or claims tried by a judge or jury.

         17. LAWS APPLICABLE TO CONSTRUCTION. This Agreement shall be deemed to be a contract under the laws of the State of Delaware and for all purposes shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law.

         18. RECEIPT OF PROSPECTUS. The Awardee hereby acknowledges that he or she has received a copy of the prospectus relating to the Award and the shares covered thereby and the Plan.


         19. GENERAL. The Company shall at all times during the term of this Award reserve and keep available such numbers of shares of Common Stock as will be sufficient to satisfy the requirements of this Award, shall pay all fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

         20. ANNUAL REPORTS. The Company shall during the term of this Award provide to Awardee an annual report regarding the Company.

         21. MISCELLANEOUS.

                  (a) This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by Awardee and the Company. Anything in this Agreement to the contrary notwithstanding, any modification or amendment of this Agreement by a written agreement signed by, or binding upon, Awardee shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement (including all Awardees hereunder) in respect of the Award granted to the Awardee.

                  (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, Awardee shall be valid and binding upon any and all persons or entities (other than the Company) who may, at any time, have or claim any rights under or pursuant to this Agreement (including all Awardees hereunder) in respect of the Award originally granted to Awardee.

                  (c) Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and Awardee and his heirs, personal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed as granting Awardee the right to transfer any of his Award except in accordance with this Agreement.

                  (d) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  (e) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

                  (f) Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.


                  (g) Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

                  (h) This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

         IN WITNESS WHEREOF, the Company has caused this Award to be granted on its behalf by its President or one of its Vice Presidents and Awardee has hereunto set his hand on the day and year first above written.


         Jack in the Box Inc.                                 Awardee



By:
         -----------------------------------------------------
         (NAME)                                               Signature



---------------------------------------------------------------------Name



Street Address



                                                  ------------City and State



                                                              Social Security No